NEWS RELEASE
Harte Hanks Names Industry Veteran Bant Breen as CEO
Andrew Harrison Promoted to President & COO

New York , New York – January 4, 2019 -- Harte Hanks (NYSE: HHS), a leading data-driven multi-channel marketing solutions firm, today announced the hiring of Bant Breen as Chief Executive Officer and the promotion of Andrew Harrison to the role of President and Chief Operating Officer, effective immediately. Harte Hanks created an interim “Office of the CEO” in September 2018 as it mapped out plans for the company’s future growth and leadership. The selection of Breen and Harrison is the culmination of this transitional phase, providing the core leadership team to return Harte Hanks to growth and profitability.

Alfred V. Tobia Jr., Chairman of Harte Hanks, “We initiated an executive recruitment process three months ago evaluating internal and external leadership candidates. After meeting many highly-qualified candidates, the board felt that Bant emerged as the best candidate to lead Harte Hanks as CEO. Bant brings a wealth of experience in sales, advertising and marketing to top-tier corporations. This expertise will be invaluable as we continue to build Harte Hanks. Andrew has proven his ability over two decades at Harte Hanks, and as our President, he can partner with Bant to harness the company’s tremendous talent base. We are confident in their ability to deliver performance-focused marketing solutions excellence and drive improved results to write the next chapter of our story.”

The combination of Breen and Harrison provides a commitment to maintain the best qualities of Harte Hanks’ heritage and to continue to move the company forward to support its clients. Breen, who has been a member of the Harte Hanks Board of Directors since June, 2018, is a recognized global marketing leader and entrepreneur. He was most recently the Founder, Chairman and CEO of Qnary, an acclaimed executive advocacy technology platform company. Qnary was listed as one of America’s 5000 fastest growing companies by Inc. Magazine in 2018 and was also named to the Entrepreneur 360 List by Entrepreneur Magazine in 2018. Before Qnary, Breen held numerous leadership roles with top marketing holding companies such as IPG, Publicis and WPP. In 2010, he was inducted into the American Advertising Federation’s Hall of Achievement.

“Harte Hanks has been a foundational player in direct, digital and data-focused marketing solutions as well as contact center and fulfillment,” stated Breen. “I’m honored to join Harte Hanks and to work with the amazing team here to deliver growth-oriented marketing solutions for the greatest brands in the world.”

Harrison is a veteran of Harte Hanks with over 20 years at the company and over 25 years in business services. Harrison played a critical leadership role as a member of the temporary Office of the CEO that oversaw the company’s day-to-day operations, focusing on overall business performance and development of the turnaround strategy. Before that, Harrison served as EVP and Chief Human Resources Officer of Harte Hanks where he successfully led major operations with full P&L responsibility for contact center services, including customer support, demand generation and back office marketing services to top brands. Throughout his career, Harrison has helped to lead change through acquisitions, functional consolidations and process improvement, delivering improved top- and bottom-line performance.

Harrison said, “Harte Hanks has tremendous people who have a passion for delivering well-executed services, working every day to create success for our clients, a fantastic group of world-class companies. I’m excited to work closely with our teams and clients across all of our services as we continue our intense focus on business performance. Bant and I bring complementary skills and experience, and we will partner to bring the talent of the organization together to drive higher operational performance and reignite growth in all areas of our business.”

About Bant Breen:
Bant Breen joins the company from Qnary, where he served as Chairman and CEO since founding the company in 2012. Qnary started seven years ago with a mission to empower senior executives to take control of their digital information and to benefit from it. The company now works with hundreds of enterprises and thousands of executives around the world to optimize, control, and grow their digital identities. Qnary’s proprietary leading-edge technology platform acts as a digital media agent for executives. Qnary works with over a hundred of the largest companies in the world across a full range of business verticals (banking, packaged goods, retail, energy, tech, media, real estate, insurance, education, healthcare, automotive, and food and beverage). The company is based in New York City, USA but also has offices in Barcelona, Spain; Sydney, Australia; and Tokyo, Japan. Qnary delivers solutions to clients globally and in many languages such as English, Spanish, Japanese, Mandarin, French, Italian and German.

Breen was inducted into the Advertising Hall of Achievement in 2010 and has a global marketing and communications background steeped in digital and innovation. Prior to founding and serving as CEO of Qnary, Bant was the Worldwide CEO of Interpublic Group’s global search and social media agency Reprise. Prior to that he served as President of global media agency, Initiative, where he launched the worldwide social media strategy and activation unit Prophesee. Before joining Initiative, Breen served as the Executive Director of the IPG Emerging Media Lab, created Ansible (IPG’s Mobile Marketing Agency) and led the global digital communications offering for Universal McCann (IPG). Breen has extensive agency holding company experience. He worked at IPG’s holding company level, leading the merger and acquisition activity of digital marketing and media agencies and technologies. He also worked on the corporate development team that led the sale of agency holding group BCom3 to Publicis. He started his career working at the holding company WPP as part of the first class of WPP Fellows.

Breen holds an M.A. and a B.A. from the University of Cambridge and a B.A. from Duke University.

About Harte Hanks:
Harte Hanks is a global marketing services firm specializing in multi-channel marketing solutions that connect our clients with their customers in powerful ways. Experts in defining, executing and optimizing the customer journey, Harte Hanks offers end-to-end marketing services including consulting, strategic assessment, data, analytics, digital, social, mobile, print, direct mail and contact center. From visionary thinking to tactical execution, Harte Hanks delivers smarter customer interactions for some of the world's leading brands. Harte Hanks has approximately 3,200 employees located in North America, Asia-Pacific and Europe. For more information, visit Harte Hanks at www.hartehanks.com, call 800-456-9748, or email us at pr@hartehanks.com.

Cautionary Note Regarding Forward-Looking Statements:

Our press release and related earnings conference call contain “forward-looking statements” within the meaning of U.S. federal securities laws. All such statements are qualified by this cautionary note, provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements other than historical facts are forward-looking and may be identified by words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “seeks,” “could,” “intends,” or words of similar meaning. These forward-looking statements are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from what is expressed in or indicated by the forward-looking statements. In that event, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments. These risks, uncertainties, assumptions and other factors include: (a) local, national and international economic and business conditions, including (i) market conditions that may adversely impact marketing expenditures and (ii) the impact of economic environments and competitive pressures on the financial condition, marketing expenditures and activities of our clients and prospects; (b) the demand for our products and services by clients and prospective clients, including (i) the willingness of existing clients to maintain or increase their spending on products and services that are or remain profitable for us, and (ii) our ability to predict changes in client needs and preferences; (c) economic and other business factors that impact the industry verticals we serve, including competition and consolidation of current and prospective clients, vendors and partners in these verticals; (d) our ability to manage and timely adjust our facilities, capacity, workforce and cost structure to effectively serve our clients; (e) our ability to improve our processes and to provide new products and services in a timely and cost-effective manner though development, license, partnership or acquisition; (f) our ability to protect our facilities against security breaches and other interruptions and to protect sensitive personal information of our clients and their customers; (g) our ability to respond to increasing concern, regulation and legal action over consumer privacy issues, including changing requirements for collection, processing and use of information; (h) the impact of privacy and other regulations, including restrictions on unsolicited marketing communications and other consumer protection laws; (i) fluctuations in fuel prices, paper prices, postal rates and postal delivery schedules; (j) the number of shares, if any, that we may repurchase in connection with our repurchase program; (k) unanticipated developments regarding litigation or other contingent liabilities; (l) our ability to complete anticipated divestitures and reorganizations, including cost-saving initiatives; (m) our ability to realize the expected tax refunds; and (n) other factors discussed from time to time in our filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017. The forward-looking statements in this press release and our related earnings conference call are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement, even if new information becomes available or other events occur in the future.

As used herein, “Harte Hanks” or “the company” refers to Harte Hanks, Inc. and/or its applicable operating subsidiaries, as the context may require. Harte Hanks’ logo and name are trademarks of Harte Hanks.

Investor Contact:
Rob Fink
Hayden IR

646-415-8972
HHS@HaydenIR.com

Media Contact:
Mark Braff
Braff Communications LLC
201-612-0707
mbraff@braffcommunications.com

Source: Harte Hanks, Inc.